SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 1, 2001

NEW FOCUS, INC

(Exact name of Registrant as specified in its charter)

Delaware	0-29811	33-0404910
(State of other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification Number)

5215 Hellyer Avenue
San Jose, California 95138-1001

(Address of principal executive offices)

(408) 284-4700

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

     On August 1, 2001, New Focus, Inc. issued a press release announcing that the Board of Directors of New Focus, Inc. approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit 99	New Focus, Inc. Press Release issued August 1, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Focus, Inc. (Registrant)

Date: August 1, 2001
By:	/s/ William L. Potts, Jr.
William L. Potts, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

99	New Focus, Inc. Press Release issued August 1, 2001.